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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): November 17, 2004

                          NOTIFY TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)

         California                     000-23025                77-0382248
  (State or jurisdiction of            (Commission             (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)

                        1054 S. De Anza Blvd., Suite 105
                               San Jose, CA 95129
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          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (408) 777-7920

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

      The following information is intended to be furnished under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before of after the date of this report, regardless of any general incorporation language in the filing.

      On November 17, 2004, Notify Technology Corporation issued a press release regarding its financial results for its fiscal year ended September 20, 2004. The full text of the press release is furnished herewith as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

      The following exhibit is furnished herewith:

            99.1 Press Release dated November 17, 2004 of Notify Technology Corporation announcing its financial results for the fiscal year ended September 30, 2004.

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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   NOTIFY TECHNOLOGY CORPORATION

Dated: November 17, 2004                           By: /s/ Gerald W. Rice
                                                       -------------------------
                                                       Gerald W. Rice,
                                                       Chief Financial Officer

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                                  Exhibit Index

Exhibit Number    Exhibit Title
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99.1              Press Release dated November 17, 2004 of Notify Technology
                  Corporation announcing its financial results for the fiscal year ended September 30, 2004